Interim Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Revenues
Products	$ 120,080	$ 130,122
Services	21,349	17,667
Total revenues	141,429	147,789
Cost of revenues
Products	64,904	62,429
Services	22,591	16,368
Total cost of revenues	87,495	78,797
Gross profit	53,934	68,992
Operating expenses
Research and development, net	28,091	19,243
Seles and marketing	37,631	24,879
General and administrative	20,016	15,689
Total operating expenses	85,738	59,811
Operating income (loss)	(31,804)	9,181
Finance income, net	6,123	2,416
Income (loss) before taxes on income (tax benefit)	(25,681)	11,597
Taxes on income (tax benefit)	(1,008)	896
Net income (loss)	$ (24,673)	$ 10,701
Basic earnings (losses) per share (in Dollars per share)	$ (0.5)	$ 0.23
Diluted earnings (losses) per share (in Dollars per share)	$ (0.5)	$ 0.22